Payables and accruals	12 Months Ended
Dec. 31, 2022
Payables and accruals
Payables and accruals

11. Payables and accruals

	December 31,	December 31,
	2022	2021
Trade payables	1,276,546	1,787,287
Social security and other taxes	120,875	203,288
Accrued expenses	1,598,583	1,856,570
Total payables and accruals	2,996,004	3,847,145

All payables mature within 3 months. Accrued expenses and trade payables primarily relate to R&D services from contract research organizations, consultants and professional fees. The decrease of CHF 0.9 million in payables and accruals as of December 31, 2022, compared to December 31, 2021, includes CHF 0.4 million of capital increase costs of the offering executed on December 16, 2021 and CHF 0.3 million for dipraglurant clinical development activities. The carrying amounts of payables do not materially differ from their fair values, due to their short-term nature.